Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission

[ ] Definitive Proxy Statement Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Additional Materials

[ ] Soliciting Material under Section 240.14a-12

FRANKLIN INVESTORS SECURITIES TRUST

_________________________________________________________________

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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NOTICE OF MEETING ADJOURMENT

Franklin Adjustable U.S. Government Securities Fund

One Franklin Parkway, San Mateo, CA 94403

January 26, 2023

To our shareholders:

The Franklin Adjustable U.S. Government Securities Fund Special Meeting of Shareholders originally scheduled to occur on January 26, 2023, has been adjourned to February 17, 2023, due to insufficient responses from eligible shareholders.

Your VOTE IS IMPORTANT.  OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THe PROPOSAL.   please take a moment now to cast your vote to avoid an additional adjournment of the meeting.

Shareholders have the option to vote “For”, “Against” or “Abstain” on the enclosed proxy card to have their shares represented at the Special Meeting. In efforts to keep Fund costs down, we’d greatly appreciate your vote on these important proposals.

The polls are still open, so the opportunity to voice your opinion on the proposals outlined on the attached proxy card is now.

Information regarding the Joint Special Meeting and the proposals can be found in the proxy statement. For assistance in voting your shares please call 1 (866) 796-7179.

PROXY VOTING OPTIONS

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. LIVE with a representative when you call toll-free 1 (866) 796-7179 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

A1_18557_RN

NOTICE OF MEETING ADJOURMENT

Franklin Adjustable U.S. Government Securities Fund

One Franklin Parkway, San Mateo, CA 94403

January 26, 2023

To our shareholders:

The Franklin Adjustable U.S. Government Securities Fund Special Meeting of Shareholders originally scheduled to occur on January 26, 2023, has been adjourned to February 17, 2023, due to insufficient responses from eligible shareholders.

Your VOTE IS IMPORTANT.  OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THe PROPOSAL.   please take a moment now to cast your vote to avoid an additional adjournment of the meeting.

Shareholders have the option to vote “For”, “Against” or “Abstain” on the enclosed proxy card to have their shares represented at the Special Meeting. In efforts to keep Fund costs down, we’d greatly appreciate your vote on these important proposals.

The polls are still open, so the opportunity to voice your opinion on the proposals outlined on the attached proxy card is now.

Information regarding the Joint Special Meeting and the proposals can be found in the proxy statement. For assistance in voting your shares please call 1 (866) 342-2676 Ext. 12.

PROXY VOTING OPTIONS

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. LIVE with a representative when you call toll-free 1 (866) 342-2676 Ext. 12 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

A1_18557_O

MUTUAL FUND SERVICES

Shareholder Name Address 1 Address 2 Address 3

IMPORTANT NOTICE

Franklin Adjustable U.S. Government Securities Fund

Dear Shareholder:

As a shareholder of Franklin Adjustable U.S. Government Securities Fund, you are an important part of the decisions made regarding the fund. We are requesting your prompt response pertaining to an important operating initiative. We need to hear from you no later than January 25, 2023 to ensure your voice is heard on this matter.

It is very important that we speak to you regarding this matter. Please contact our proxy vendor, AST Fund Solutions, toll-free at (866) 796-7179 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:
Investor ID:	Security ID:
Shares owned:	Household ID:

There is no confidential information required and the call will only take a few moments of your time. Please contact us as soon as possible.

Thank you for your time and consideration.

Sincerely,

Steven J. Gray

Co-Secretary and Vice President

Franklin Investors Securities Trust

OFFICIAL BUSINESS_ This is not a scam, fraud or scheme. This document relates to an investment you own in the Franklin Adjustable U.S. Government Securities Fund through a broker, bank or direct with Franklin Templeton.

PRIORITY NOTICE – PLEASE READ AND RESPOND

Shareholder Name Address 1 Address 2 Address 3

IMPORTANT NOTICE

Franklin Adjustable U.S. Government Securities Fund

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in Franklin Adjustable U.S. Government Securities Fund. In order to proceed we are requesting your immediate response. This matter pertains to an important strategic initiative for the Fund which requires your response. We need to hear from you by no later than February 16, 2023.

It is very important that we speak to you regarding this matter. Please contact our proxy vendor, AST Fund Solutions, toll-free at (866) 796-7179 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 6:00 p.m. Eastern Time on Saturday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:
Investor ID:	Security ID:
Shares owned:	Household ID:

There is no confidential information required and the call will only take a few moments of your time. Please contact us as soon as possible.

Thank you for your time and consideration.

Sincerely,

Steven J. Gray

Co-Secretary and Vice President

Franklin Investors Securities Trust

OFFICIAL BUSINESS   This is not a scam, fraud or scheme. This document relates to an investment you own in the Franklin Adjustable U.S. Government Securities Fund through a broker, bank or direct with Franklin Templeton.

One Franklin Parkway, San Mateo, CA 94403

Tel (800) 632-2301     franklintempleton.com

Dear Shareholder:

We recently distributed proxy materials for a Special Meeting of Shareholders (the “Meeting”) of the Franklin Adjustable U.S. Government Securities Fund (the "Fund”), scheduled for February 17, 2023, at 10:00 a.m. Pacific time. Four important proposals are being presented at the Special Meeting as outlined in the attached proxy card. The Fund's Board of Trustees and the Fund’s investment manager, Franklin Advisers, Inc. (“FAV”) recommend shareholders approve the proposals.

WHAT ARE THE POTENTIAL BENEFITS OF EACH PROPOSAL?

Please use the enclosed proxy card to review the potential benefits listed below for each of the 4 proposals:

✓	Proposal 1: To approve modifications to the Fund’s current fundamental investment goal. The Fund recommends changing the Fund’s investment goal so the Fund can pursue a more flexible and broader U.S. government securities strategy. Such changes to the Fund’s investment goal would broaden the Fund’s investment universe and provide FAV with more flexibility to achieve the Fund’s investment goal of providing a high level of current income, while still maintaining a high-quality investment solution for shareholders.

✓	Proposal 2: To approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy. Because obtaining shareholder approval is time consuming and costly, the Board is recommending that the Fund’s investment goal be reclassified from a fundamental policy to a non-fundamental policy so that the Fund has the flexibility to modify its investment goal without incurring the costs associated with seeking shareholder approval if, in the future, the Board believes that it is beneficial to the Fund and its shareholders to amend its investment goal as a result of competitive, regulatory, market or other changes.

✓	Proposal 3: To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisors without shareholder approval. The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisors best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

✓	Proposal 4: To approve an amended fundamental investment restriction regarding investments in commodities. The Fund and FAV recommend amending its current fundamental investment restriction regarding investments in commodities to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment goal and subject to oversight by the Board.

WHAT DO WE NEED FROM YOU?

While the above proposals may offer many potential benefits to Fund shareholders, none of the proposed changes can be implemented without obtaining the required authorization from Fund shareholders. Please also note that the Fund’s shareholder base is made up of thousands of investors just like yourself, which makes your vote even more important no matter how many shares you own. Accordingly, your vote is critical to the approval of these proposals.

PLEASE VOTE. Utilize one of the convenient options listed here:

VOICE YOUR SAY ON THIS MATTER NOW.

1.   BY PHONE. You may cast your vote by telephone by calling the toll-free number listed on the enclosed proxy card and following the prerecorded information, or 1-866-796-7179 to cast your vote with a live proxy specialist, quickly and easily.

2.    INTERNET. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.    VIA MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.